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               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549

                     ----------------------

                            FORM 8-K


                         CURRENT REPORT

               PURSUANT TO SECTION 13 OR 15(d) Of THE
                  SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported): February 23, 1999
                                                 ------------------

                      WALL STREET DELI, INC.
      ------------------------------------------------------
      (Exact name of registrant as specified in its charter)




         Delaware             0-11271         63-0514240
       ----------------------------------------------------
       (State or other     (Commission     (I.R.S. Employer
       jurisdiction of       File No.)    Identification No.)
       incorporation)


   One Independence Plaza, Suite 100, Birmingham, Alabama 35209
   ------------------------------------------------------------
        (Address of principal executive offices) (Zip Code)



Registrant's telephone number, including area code (205) 870-0020
                                                   --------------

                                             Page 1 of 12 total pages

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ITEM 5.  OTHER EVENTS.

     On February 23, 1999, the registrant entered into an agreement in principle, a copy of which is attached as Exhibit 2 to this Current Report on Form 8-K. On that same date, the registrant issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     The following are filed as exhibits to this Current Report on Form 8-K:

     Exhibit No.    Description
     -----------    -------------------------------------

     2 Agreement between the registrant and Trinity Management Company, Inc. dated February 23, 1999

     99.1 Press release dated February 23, 1999 issued by the registrant.


                                SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     WALL STREET DELI, INC.


Date: February 26, 1999              By: /s/ Robert G. Barrow
                                         ----------------------------------
                                         Robert G. Barrow
                                         Vice Chairman






















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                                             Page 2 of 12 total pages

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                             EXHIBIT INDEX


Exhibit No.
Under Reg.                                                       Sequential
S-K, Item 601            Description                             Page Number
-------------        ------------------------------------        -----------

     Exhibit No.    Description
     -----------    -------------------------------------

     2              Agreement between the registrant and Trinity
                    Management Company, Inc. dated February 23, 1999      4

     99.1           Press release dated February 23, 1999 issued by      11
                    the registrant.





























                                             Page 3 of 12 total pages